Exhibit 10.20
AMENDMENT NO. 1 TO THE
SECURITIES PURCHASE AGREEMENT

This Amendment No. 1 (“Amendment”) to the Securities Purchase Agreement (the “Purchase Agreement”) dated as of February 1, 2005, by and among DOR BioPharma, Inc., a Delaware corporation (the “Company”), and the investors named therein (the “Investors”), is made and entered into as of February 17, 2005. Capitalized terms not defined in this Amendment shall have the meanings ascribed to them in the Purchase Agreement.

WHEREAS, pursuant to the Purchase Agreement, the Company issued an aggregate of 8,396,100 shares (“Shares”) of Common Stock, par value $.001 per share (the “Common Stock”), and warrants (“Warrants”) to purchase an aggregate of 6,297,075 shares (“Warrant Shares”) of Common Stock (collectively, the Shares, the Warrants and the Warrant Shares, the “Securities”) to the Investors;

WHEREAS, the Company entered into an engagement agreement with Growth Capital Partners, LLC through its NASD member affiliate MidSouth Capital, Inc. dated as of January 5, 2005, which provided for a cash fee and a warrant to purchase an aggregate of 629,708 shares of Common Stock;

WHEREAS, Section 3.1(g) of the Purchase Agreement provides that the issuance of the Securities does not obligate the Company to issue shares of Common Stock or other securities to any Person other than the Investors, except as set forth in Schedule 3.1(g) of the Purchase Agreement;

WHEREAS, pursuant to Section 6.4 of the Purchase Agreement, Schedule 3.1(g) of the Purchase Agreement may be amended if the Investors holding a majority of the Shares execute and deliver to the Company a written instrument to that effect;

WHEREAS, the parties desire to amend Schedule 3.1(g) of the Purchase Agreement as more fully described below;

NOW THEREFORE, the parties hereby agree as follows:

1.  Amendment to Schedule 3.1(g). Schedule 3.1(g) of the Purchase Agreement is hereby amended to include a new paragraph to read as follows:

“Pursuant to the engagement agreement dated as of January 5, 2005, by and between the Company and MidSouth Capital, Inc., in connection with the offering subject to this Agreement, the Company issued to MidSouth Capital, Inc. a warrant (“Placement Agent Warrant”) to purchase an aggregate of 629,708 shares of Common Stock of the Company. The Placement Agent Warrant has an exercise price of $0.625 and cashless exercise provisions. The Placement Agent Warrant is exercisable for a period of five years commencing on August 8, 2005.”

2.  Survival. Except for the amendment expressly set forth herein, the Purchase Agreement shall remain in full force and effect.
3. Miscellaneous Provisions.

(a) This Amendment may be signed in any number of counterparts with the same effect as if the signatures of each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Amendment.

(b) This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law principles thereof.

[Remainder of Page Intentionally Left Blank.]

PMB_264983_3/MNAHATA

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

INVESTORS:     THE COMPANY:

SF CAPITAL PARTNERS LTD.   DOR BIOPHARMA, INC.

By: ______________________________  By: ______________________________
Name:  Name:
Title:  Title:

SILVERBACK LIFE SCIENCES MASTER FUND

By: ______________________________
Name:
Title:

SILVERBACK MASTER LTD.

By: ______________________________
Name:
Title:

PORTSIDE GROWTH AND OPPORTUNITY FUND

By: ______________________________
Name:
Title:

PMB_264983_3/MNAHATA

CRANSHIRE CAPITAL, L.P.

By: ______________________________
Name:
Title:

NITE CAPITAL, LP

By: ______________________________
Name:
Title:

ENABLE GROWTH PARTNERS LP

By: ______________________________
Name:
Title:

OMICRON MASTER TRUST

By: ______________________________
Name:
Title:

CASTLE CREEK HEALTHCARE PARTNERS, LLC

By: ______________________________
Name:
Title:

PMB_264983_3/MNAHATA

CC LIFESCIENCE LTD.

By: ______________________________
Name:
Title:

______________________________
Vasili and Elisabeth Myrianthopoulos, JTWROS

______________________________
Alexander and Suzanne Myrianthopoulos, JTWROS

______________________________
Steven Mark, IRA

______________________________
Lloyd Brokaw IRA

______________________________
Francis A. and Nicole Bartul, JTWROS